UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2024

Zentrum Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56221	32-0620813
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-30-4F, Yotsuya

Shinjuku-ku, Tokyo, Japan

(Address of principal executive offices)

  Issuer's telephone number: +81-3-6303-9988

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: “We”, “Us”, “Zentrum Holdings”, and or “The Company” refer to Zentrum Holdings, Inc., a Delaware Company.

This document contains certain forward-looking statements. All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues, or other financial items; any statements of the plans, strategies, and objectives of management for future operation; any statements regarding future economic conditions or performance; statements of belief; and any statement of assumptions underlying any of the foregoing. These forward-looking statements involve significant risks and uncertainties, including, but not limited to, the following: the ability to secure additional sources of finance; the successful integration of acquisitions, market perception or success of our products/ services; growth and anticipated operating results; developments in our markets and strategic focus; and future economic and business conditions. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of these and a number of other factors. These forward-looking statements are made as of the date of this filing, and we assume no obligation to update such forward-looking statements.

Item 5.06 Change in Shell Company Status

Zentrum Holdings, Inc., which operates exclusively through its wholly owned subsidiary OFF Line Japan Co., Ltd., is no longer classified as a shell company because it fulfills the SEC’s criteria for having active business operations that are more than nominal in nature. According to SEC staff interpretation, a shell company is typically defined as having either no or nominal operations and assets consisting solely of cash, or assets that are deemed to be nominal. In contrast, Zentrum Holdings is now actively engaged in business activities through its wholly owned subsidiary, OFF Line Japan Co., Ltd. which is responsible for developing and maintaining the company’s software and hardware, including the innovative communication device “Blette.”

The company’s operations extend beyond basic or nominal activity at this juncture. Blette, also referred to as “BLE 5.0”, has recently concluded development and is now available directly through the company’s website at https://www.blette.offlinejapan-web.com/en/blette/ and is also available on Amazon. Blette is a tangible product that enables communication via text and location sharing without internet access, even during emergencies. This product is not only actively marketed but also sold on platforms like Amazon, demonstrating a market presence. The existence of such a functional and marketable product is a clear indicator that Zentrum Holdings is engaged in meaningful business activities, that are more than nominal in nature, rather than being a mere shell company.

Financially, Zentrum Holdings has also shown prudence in managing its resources. The company’s December 31, 2023, year-end audited financials indicates $743,647 in liabilities, indicating that it has been able to build its business without incurring what the company believes to be excessive debt. This financial management suggests that the company's operational activities, in the Company’s opinion, cannot be deemed nominal, as they reflect a more substantive business structure.

Furthermore, the SEC’s stance has evolved to recognize the distinction between shell companies and start-ups or growing businesses. SEC Release No. 33-8869 clarifies that start-ups with limited operating histories do not meet the definition of having “no or nominal operations.” Given that Zentrum Holdings is now a viable and expanding enterprise with active operations, the Company is of the opinion that it meets the criteria set forth by the SEC for being considered a non-shell company.

Item 9.01 Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zentrum Holdings, Inc.

Dated: August 26, 2024

By: /s/ Koichi Ishizuka

Koichi Ishizuka

Chief Executive Officer, Chef Financial Officer, Director